UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6604
Dreyfus BASIC Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	2/28
Date of reporting period:	8/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
18	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
Money Market Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Money Market Fund, Inc., covering the six-month period from March

1, 2006, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the “Fed”) decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. Recent reports of cooling housing markets in many regions of the United States appeared to confirm this view.

However, the Fed’s recent pause does not necessarily mean that it has finished raising short-term interest rates. Some inflation risks remain, and we expect the Fed to remain vigilant in its attempts to forestall any further acceleration of inflation. However, while inflation expectations seem to have remained somewhat above the Fed’s comfort zone, a recent economic release, commonly known as the “beige book,” may suggest that the Fed is dually committed not to raise rates so much as to damper the current economic growth cycle. In our judgment, future Fed action is likely to depend mainly on economic data, particularly employment numbers and such “core” inflation indicators as CPI and PPI.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus BASIC Money Market Fund perform during the period?

For the six-month period ended August 31, 2006, the fund produced an annualized yield of 4.62% .Taking into account the effects of compounding, the fund also produced an annualized effective yield of 4.71% ..1

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities, bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its total assets in bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

What other factors influenced the fund’s performance?

The U.S. economy continued to show signs of sustainable growth at the start of the reporting period, as evidenced by a robust employment report for February.Yet, the Treasury yield curve continued to flatten and, at times during the first quarter of 2006, the yield curve inverted, which in the past has been considered a harbinger of recession. By the end of March, however, it had become apparent that the inversion of the yield curve was more likely a result of robust demand for U.S.Treasury

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

securities from overseas investors.Accordingly, the Fed increased the federal funds rate to 4.75% in late March. It later was announced that U.S. GDP grew at a robust 5.6% annualized rate during the first quarter.

Indeed, the U.S. Treasury securities yield curve began to steepen in April as low unemployment, strong consumer confidence and brisk retail sales more than offset reports of a slowing housing market, fuelling renewed inflation concerns. In addition, energy prices surged to new record highs in advance of the summer driving season. Inflation-related worries continued to mount in May, and hawkish comments from Fed members sparked sharp declines in both stocks and U.S. Treasury securities. Although it was later announced that a lower-than-expected number of jobs was created during the month, the unemployment rate fell to 4.6%, stoking additional concerns that wage inflation might accelerate. Hence, the Fed’s rate hike in May, to 5%, was widely anticipated.

June saw a further shift in market sentiment, as investors became increasingly risk-averse due to intensifying inflationary pressures and new signs of potential economic weakness. U.S. and global equity markets continued to correct sharply for much of the month, and bond yields across the yield curve moved higher as investors revised upward their inflation and interest-rate expectations. Although investors widely expected the Fed’s June 29 rate hike to 5.25%, the outlook for future action became cloudier as investors alternately worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth, or too lenient, potentially allowing inflation to take firmer root in the economy. Revised estimates showed that U.S. GDP expanded at a moderate 2.9% annualized rate during the second quarter.

The economy appeared to slow during the summer as U.S. housing markets softened and employment gains moderated. While there was no scheduled meeting for July, the Fed left short-term interest rates

4

unchanged at its meeting on August 8, the first pause after more than two years of steady rate hikes. In a press release following the meeting, the Fed stated that economic growth had abated from the strong pace earlier in the year as earlier interest rate increases and higher energy prices took hold. This slowdown apparently gave the Fed reason to believe that, while inflation had been trending higher due to high resource utilization and commodity prices, the upward trend was likely to moderate.

What is the fund’s current strategy?

The Fed has stated that some inflation risk remains, and there is ample opportunity before year-end for the Fed to decide if the tightening process is over or if this is merely a respite in a longer process.We modestly increased the fund’s weighted average maturity to a range that was roughly in line with industry averages. Of course, we are prepared to adjust our strategy when we become convinced that short-term interest rates have peaked.

September 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Had these expenses not been absorbed, the fund’s annualized yield would have been
4.44% and the fund’s annualized effective yield would have been 4.54%.

The Fund 5

UNDERSTANDING YOUR FUND’ S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Money Market Fund, Inc. from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 2.30
Ending value (after expenses)	$1,023.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS August 31, 2006 (Unaudited)
	Principal
Negotiable Bank Certificates of Deposit—12.9%	Amount ($)	Value ($)

Banca Monte dei Paschi di Siena SpA (London)
5.36%, 11/13/06	25,000,000	25,000,000
Bank of America N.A.
5.32%, 3/21/07	40,000,000 [a]	40,000,000
Barclays Bank PLC (Yankee)
5.34%, 12/1/06	30,000,000	30,000,000
Credit Suisse (Yankee)
5.38%, 9/5/06	40,000,000	40,000,000
Total Negotiable Bank Certificates of Deposit
(cost $135,000,000)		135,000,000

Commercial Paper—62.4%

Amstel Funding Corp.
5.47%, 10/13/06	40,000,000 [b]	39,748,233
ASB Bank Ltd.
5.36%, 11/7/06	20,000,000	19,803,094
Canadian Imperial Bank of Commerce
5.32%, 10/10/06	30,000,000	29,828,725
CC (USA) Inc.
5.32%, 10/17/06	13,900,000 [b]	13,806,399
CHARTA LLC
5.34%, 11/20/06	13,000,000 [b]	12,847,756
CIESCO LLC
5.41%, 10/3/06	40,000,000 [b]	39,809,422
Cullinan Finance Ltd.
5.47%, 10/12/06	35,000,000 [b]	34,784,949
Dexia Delaware LLC
5.34%, 11/22/06	9,000,000	8,892,067
FCAR Owner Trust, Ser. I
5.36%—5.42%, 9/7/06—11/15/06	44,000,000	43,781,888
General Electric Capital Corp.
5.36%, 11/7/06	40,000,000	39,606,189
General Electric Capital Services Inc.
5.36%, 11/9/06	40,000,000	39,594,433

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

General Electric Co.
5.34%, 11/7/06	25,000,000	24,754,799
Govco Inc.
5.41%—5.43%, 10/4/06—10/30/06	45,000,000 [b]	44,720,833
HBOS Treasury Services PLC
5.20%, 9/1/06	40,000,000	40,000,000
K2 (USA) LLC
5.35%, 11/27/06	30,000,000 [b]	29,617,200
Mane Funding Corp.
5.42%, 10/3/06	25,000,000 [b]	24,880,667
Nationwide Building Society
5.34%, 11/17/06	21,575,000	21,331,808
Northern Rock PLC
5.43%, 10/31/06	35,000,000	34,687,625
Premier Asset Collateralized Entity LLC
5.37%, 11/6/06	26,300,000 [b]	26,044,452
Scaldis Capital Ltd.
5.35%, 11/27/06	20,481,000 [b]	20,219,662
Spintab AB (Swedmortgage)
5.39%, 9/8/06	40,000,000	39,958,467
Toyota Motor Credit Corp.
5.34%, 11/21/06	27,000,000 [b]	26,679,848
Total Commercial Paper
(cost $655,398,516)		655,398,516

Corporate Notes—22.4%

Commonwealth Bank of Australia
5.33%, 9/24/06	25,000,000 [a]	25,000,000
HSH Nordbank AG
5.36%, 9/5/06	45,000,000 [a,b]	44,999,885
Royal Bank of Scotland PLC
5.32%, 9/21/06	40,000,000 [a]	40,000,000
Societe Generale
5.39%, 9/2/06	40,000,000 [a]	40,000,000
Wells Fargo & Co.
5.38%, 9/5/06	45,000,000 [a]	45,000,000
Westpac Banking Corp.
5.30%, 9/18/06	40,000,000 [a]	40,000,000
Total Corporate Notes
(cost $234,999,885)		234,999,885

8

		Principal
Time Deposits—4.9%		Amount ($)	Value ($)

Manufacturers & Traders Trust Company (Grand Cayman)
5.27%, 9/1/06
(cost $51,000,000)		51,000,000	51,000,000

Total Investments (cost $1,076,398,401)		102.6%	1,076,398,401
Liabilities, Less Cash and Receivables		(2.6%)	(27,559,202)
Net Assets		100.0%	1,048,839,199

[a]	Variable rate security—interest rate subject to periodic change.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities
	amounted to $358,159,306 or 34.1% of net assets.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Banking	63.9	Asset-Backed/Multi-Seller Programs 8.8
Finance	12.5	Asset-Backed/Single Seller	4.2
Asset-Backed/Structured		Building And Construction	3.3
Investment Vehicles	9.9		102.6

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	1,076,398,401	1,076,398,401
Cash		1,719,643
Interest receivable		1,630,162
Prepaid expenses		36,957
		1,079,785,163

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		336,335
Payable for investment securities purchased		30,000,000
Payable for shares of Common Stock redeemed		464,104
Accrued expenses		145,525
		30,945,964

Net Assets ($)		1,048,839,199

Composition of Net Assets ($):
Paid-in capital		1,049,069,477
Accumulated net realized gain (loss) on investments		(230,278)

Net Assets ($)		1,048,839,199

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		1,049,069,477
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
10

STATEMENT OF OPERATIONS Six Months Ended August 31, 2006 (Unaudited)
Investment Income ($):
Interest Income	25,763,620
Expenses:
Management fee—Note 2(a)	2,538,863
Shareholder servicing costs—Note 2(b)	478,941
Directors’ fees and expenses—Note 2(c)	64,533
Custodian fees	43,212
Professional fees	32,879
Registration fees	18,365
Prospectus and shareholders’ reports	3,072
Miscellaneous	13,343
Total Expenses	3,193,208
Less—reduction in management fee
due to undertaking—Note 2(a)	(908,231)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(1,537)
Net Expenses	2,283,440
Investment Income—Net	23,480,180

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	9,940
Net Increase in Net Assets Resulting from Operations	23,490,120

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2006	Year Ended
	(Unaudited)	February 28, 2006

Operations ($):
Investment income—net	23,480,180	30,107,487
Net realized gain (loss) on investments	9,940	39,744
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,490,120	30,147,231

Dividends to Shareholders from ($):
Investment income—net	(23,480,180)	(30,107,487)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	326,002,968	570,053,131
Dividends reinvested	22,441,378	28,718,397
Cost of shares redeemed	(273,322,749)	(591,957,400)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	75,121,597	6,814,128
Total Increase (Decrease) in Net Assets	75,131,537	6,853,872

Net Assets ($):
Beginning of Period	973,707,662	966,853,790
End of Period	1,048,839,199	973,707,662

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	August 31, 2006		Fiscal Year Ended February,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.023	.031	.011	.008	.015	.035
Distributions:
Dividends from investment
income—net	(.023)	(.031)	(.011)	(.008)	(.015)	(.035)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.66[a]	3.18	1.15	.78	1.50	3.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63[a]	.63	.63	.63	.63	.62
Ratio of net expenses
to average net assets	.45[a]	.45	.45	.45	.45	.45
Ratio of net investment
income to average
net assets	4.62[a]	3.14	1.12	.79	1.51	3.50

Net Assets, end of period
($ x 1,000)	1,048,839	973,708	966,854	1,141,745	1,417,442	1,812,439

[a] Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

14

income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The fund has an unused capital loss carryover of $240,218 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2006. If not applied, $10,041 of the carryover expires in fiscal 2007, $28 expires in fiscal 2012 and $230,149 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2006 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $908,231 during the period ended August 31, 2006.

16

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2006, the fund was charged $326,124 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $90,081 pursuant to the transfer agency agreement.

During the period ended August 31, 2006, the fund was charged $2,274 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $438,792, chief compliance officer fees $1,895 and transfer agency per account fees $36,104, which are offset against an expense reimbursement currently in effect in the amount of $140,456.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 17

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on August 9, 2006, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships that the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted that the fund is serviced predominantly by Dreyfus’s retail servicing division. The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex generally, and the Manager’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with

18

a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended June 30, 2006, and placed significant emphasis on comparisons of total return performance for the fund to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also were selected by Lipper.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended June 30, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median and that the actual management fee was lower than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

With respect to the fund’s performance, the Board noted that the fund achieved first quintile (the first quintile reflecting the highest performance ranking group) total return results in the Performance Group and Performance Universe for each reported time period up to 10 years.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund. The Manager’s representatives also reviewed the costs associated with distribution

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

through intermediaries.The Board discussed the relationship of the management fees paid in light of the Manager’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Manager’s representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have

20

realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and the fund’s overall performance and generally superior service levels provided. The Board also noted the fund’s expense limitation over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the fund’s Board made the following conclusions and determinations.

• The Board concluded that the nature, extent, and quality of the services provided by the Manager to the fund are adequate and appropriate.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and management fee information, including the Manager’s agreement to limit the fund’s expense ratio, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 21

For More Information

Dreyfus	Transfer Agent &
BASIC Money Market Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC Money Market Fund, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 27, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)